Fair Value of Assets and Liabilities - Additional Information about Servicing Assets and Liabilities Measured Using Different Market Servicing Rates and Different Prepayment (Details) - Fair Value, Measurements, Recurring [Member] - LendingClub Corp [Member] - USD ($)
$ in Thousands
	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016		Dec. 31, 2015
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Weighted-average total market servicing rate assumptions	0.65%	0.63%	[1]	0.57%	[1]
Assets, servicing rate increase by 0.1%	$ (7,203)	$ (5,673)		$ (3,504)
Liabilities, servicing rate increase by 0.1%	389	964		1,589
Assets, servicing rate decrease by 0.1%	7,265	5,812		3,610
Liabilities, servicing rate decrease by 0.1%	$ (327)	$ (825)		$ (1,483)

[1]	Represents total market servicing rates, which include collection fees.